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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 15, 2001 included in KCS Energy, Inc.'s Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.



                                                        /s/  ARTHUR ANDERSEN LLP
                                                        ------------------------
                                                        ARTHUR ANDERSEN LLP


Houston, Texas
June 6, 2001